SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 26, 2000
(Date of earliest event reported)

Commission File Nos.:   333-68951



                       GE Capital Mortgage Services, Inc.
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        New Jersey                                       21-0627285
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                              08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                          if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Goldman, Sachs & Co. which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Collateral Terms Sheets
                                                prepared by Goldman, Sachs
                                                & Co. in connection
                                                with GE Capital Mortgage
                                                Services, Inc., REMIC
                                                Mortgage Pass-Through
                                                Certificates, Series 2000-8.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.

June 26, 2000

                                   By:      /s/ Al Gentile
                                          ------------------------------------
                                   Name:  Al Gentile
                                   Title: Designated Officer

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Collateral Terms Sheets                         E
                        prepared by Goldman, Sachs
                        & Co. in connection
                        with GE Capital Mortgage
                        Services, Inc., REMIC
                        Mortgage Pass-Through
                        Certificates, Series 2000-8.